Southeast 2008 Super Community Bank Conference



February 11, 2008

Gateway Financial Holdings, Inc.

Forward-Looking Statements

This presentation may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include, but are not limited to, estimates with respect to the financial condition, results of operations, and business of the Company that are subject to various factors which could cause actual results to differ materially from these estimates. Factors that might cause a difference include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and technological factors affecting Gateway Financial Holdings, Inc.'s operations, pricing, products, and services. Actual results may differ materially from the results discussed in these forward-looking statements. Gateway Financial Holdings, Inc. assumes no obligation for updating such forward-looking statements at any time. Investors are encouraged to access Gateway Financial Holdings, Inc.'s periodic reports filed with the Securities and Exchange Commission for financial and business information regarding the Company.

Gateway Corporate Profile

- NC bank charter with holding company headquarters in Virginia Beach, VA
- Assets of $1.87 billion
- Opened for business in December 1998
- 33 financial centers in Virginia, Central and Eastern North Carolina + 4 LPOs
- Focused on small- and medium-sized businesses, professionals and individuals located in its markets

Strategic Expansion for Growth and Profitability

- Establish infrastructure to achieve & maintain strong asset quality
- Identify attractive markets and establish a presence through:
  - De novo branching
  - Branch acquisitions
  - Acquisition of well-run financial institutions
- Build management team to support quality growth
  - Hire top-quality local lenders, managers, and support personnel
  - Place continuing emphasis on customer service
- Build profitability
  - Core deposit base grows as branches mature
  - Operating leverage improves with size
  - Growing contribution of noninterest income

Gateway's Sphere of Influence

Current Branches:

- Elizabeth City, NC (3)
- Edenton, NC
- Kitty Hawk, NC (2)
- Plymouth, NC
- Raleigh, NC (3)
- Roper, NC
- Moyock, NC
- Nags Head, NC
- Chesapeake, VA (3)
- Virginia Beach, VA (7)
- Suffolk, VA
- Emporia, VA
- Wilmington, NC
- Norfolk, VA



Charlottesville
Richmond
Virginia
Virginia Beach
Suffolk
Elizabeth City
Kitty Hawk
Nags Head
Durham
Raleigh
Greenville
North Carolina
Wilmington
Full-Service Offices
Loan Production Offices
Future Office

Current Branches (cont.):

- **Richmond, VA: Acquisition of The Bank of Richmond, (May 2007) – 6 offices**

Current LPOs

- **Greenville, NC**
- **Raleigh (2)**
- **Charlottesville, VA**

Future Branches:

- **Emporia, VA**
- **Charlottesville, VA**
- **Raleigh, NC**
- **Greenville, NC**
- **Wake Forest, NC**
- **Chapel Hill, NC**

Gateway Financial Holdings, Inc.

Shifting Demographics of Gateway Franchise

MSA	% of GBTS Franchise	2007 Pop.	Proj. Δ '07–'12	Median HH Income	Proj. Δ '07-'12
Raleigh	5.3	1,024,000	19.4%	$66,900	18.9%
Richmond	14.7	1,215,000	7.2%	$58,600	17.0%
Wilmington	0.0	340,000	17.7%	$48,300	16.7%
Hampton Roads	32.1	1,691,000	5.1%	$53,700	16.4%
Eliz. City	30.5	61,000	11.5%	$38,700	14.5%
All Others	17.4	71,000	8.0%	$45.234	15.0%
Wt. Avg. GBTS	100.0	4,402,000	8.6%	$49,100	15.9%
Wt. Avg. NC	50.4	9,068,000	8.9%	$49,700	17.5%
Wt. Avg. VA	49.6	7,862,000	7.8%	$59,800	18.5%
National		306.3 MM	6.3%	$53,200	17.6%

Gateway's Initial Core Markets:



Newport News
Virginia Beach
Norfolk
Virginia Beach
Chesapeake
Suffolk
Outer Banks
Elizabeth City
Kitty Hawk
Nags Head
Plymouth
Albemarle

- Albemarle
- Outer Banks (Dare-Currituck)
- Hampton Roads MSA



Loans
Deposits*
($millions)
$241
$189
$374
$380
$615
$626
$769
$792
$836
$857
2003
2004
2005
2006
2007

* Deposits exclude brokered CDs

Reaching for Higher-Growth Markets

- Raleigh – Durham – Chapel Hill
  - Consists of Raleigh-Cary MSA and Durham MSA, with combined population > 1.5 million
  - Raleigh is state capital and 2nd most populous city in NC
  - MSA is 9th strongest economy in the US; anchored by leading technology firms
- Richmond, VA:
  - Capital of Commonwealth of VA; city population of 193,000 and 2.1 million in MSA
  - Ranked 3rd best city for business by MarketWatch in 2007
  - Region is within a day's drive to half of the U.S. population
- Wilmington:
  - Largest city in southeastern NC; MSA population > 326,000
  - A major center of American film and television production
  - Major tourist, retirement and educational center

Raleigh …A Higher Growth Market




Full Service Offices
Loan Production Offices
Future Offices

The Raleigh MSA


Loans
Deposits*
($millions)
$300
$250
$200
$150
$100
$50
$0
$8
$116
$23
$248
$104
2003
2004
2005
2006
2007

* Excludes brokered deposits

Richmond – A Higher Growth Market



Loans
Deposits*
($millions)
$74
$90
$93
$95
$116
$119
$142
$158
$226
$222
2003
2004
2005
2006
2007

Bank of Richmond: Acquired June 2007

Richmond





* Excludes brokered deposits

Wilmington: Another Attractive Market


Wilmington
1st full-service banking office opened in Nov. 2007


Wilmington
Gross Loans
($millions)
$150
$120
$90
$60
$30
$0
$37
$75
$126
2003
2004
2005
2006
2007

Gateway Financial Holdings, Inc.

Gateway is Gaining Share in Every Region*


Deposit Market Share by Region
2005
2007
38.8%
26.5%
14.1%
7.1%
3.4%
4.1%
0.0%
0.5%
0.6%
1.1%
Albemarle
Outer Banks
Virginia Beach
Raleigh
Richmond

* Deposit market share consists of weighted average of deposits by county in each region
Source: SNL Financial June 2007

Gateway Consolidated



Loans
Deposits*
($millions)
$232
$209
$382
$393
$667
$636
$995
$829
$1,522
$1,183
2003
2004
2005
2006
2007

Total branches:	10	16	18	24	33

*Excludes brokered deposits

Gateway Financial Holdings, Inc.

Deposit Composition at December 31, 2007

- Core deposits contribute approximately 64.7% of total deposits
- Lower-cost transaction & MM accounts are 37.4% of deposits
- YTD 2007 average cost of transaction & MM accounts: 3.47%
- YTD 2007 average cost of interest-bearing deposits: 4.58%

Total Deposits: $1.41 Billion



Brokered, 16.0%
Demand, 8.80%
NOW, 12.9%
MM & Savings 15.7%
CDs < $100M 27.4%
CDs > $100 M 19.2%

Loan Growth Continues in Vibrant Markets



(millions)
$2,000
$1,500
$1,000
$500
$0
CRE
C, A&D
C&I
Res. RE
Other
4-year CAGR = 61.5%
$232
$382
$667
$995
$1,522
2003
2004
2005
2006
2007

Gateway Financial Holdings, Inc.

Breakout of Loan Portfolio: $1.52 B at 12/31/07



Consumer, 1.5%
$22.1
Const. A & D, 39.7%
$604.3
C&I, 17.2%
$261.8
Home Equity, 7.4%
$113.2
Residential Mortgage, 13.1%
$199.2
Commercial RE, 21.1%
$321.8

- Approximately 80% of portfolio is secured by real estate
- Variable rate loans account for approximately 63% of the portfolio
- YTD 2007 portfolio yield: 8.08%

Breakout of Construction and A&D Portfolio:
$604.3 Million at 12/31/07



(Balances as % of Total Loans)
1-4 Family Construction 10.4%
$157.1M
Developed Lot 7.8%
$117.9M
Raw Land 2.5%
$37.8M
$183.4M
A&D 12.2%
$108.1M
Commercial Construction 7.2%

- Lot loans totaling ~$26MM are covered by a "PMI" insurance product
- All loans are secured by the subject real estate and have personal guarantees

Impeccable Asset Quality:
Only $1.9 Million of Losses over Life of Gateway



100%
75%
50%
25%
0%
NCO / Average Loans (%)
Non-performing loans / Period end Loans (%)
0.13%
0.01%
0.05%
0.02%
0.33%
0.04%
0.22%
0.09%
2004
2005
2006
2007

- Reflects conservative underwriting, experienced loan officers, and strength of local economies
- Internal loan review is supplemented with annual third party review

Non-Performing Loans As of Dec 31, 2007
$3.4 Million or 0.22% of Total $1.5 B Portfolio

$ NPLs by Loan Category
(NPLs as % of Total Loans)


C&I
0.02%
$364 M
CRE
0.08%
$1.16 MM
1-4 Res
0.04%
$614 M
$1.26 MM
Const. & Dev.
0.08%

- Only 2 non-performing relationships > $500M
- Largest NPL is a group of 3 loans (CRE) to one borrower; totaling $1.3MM; minimal loss anticipated
- NPAs are collateralized by real estate and supported by personal guarantees
- Outer Banks accounts for ~90% of NPAs = $2.9 million
- $482,000 OREO

Gateway Financial Holdings, Inc.

High Performance Goals Remain in Place

Vision is successful due to exceptional execution

- Initial growth strategy – Remains in place
- Highest credit standards – In place
- Expansion in best markets – Continuing as opportunities arise
  - Hire the best people
  - Provide highest quality customer service
- Initial profitability strategy – Remains in place
  - Core deposit base grows as branches mature
  - Operating leverage improves with size
  - Focus on expanding contribution of noninterest income

Comparison of Financial Highlights 2007

($ in Thousands)	2005	2006	2007	% Change**
Net interest income	$23,303	$36,998	$49,085	32.7%
Non-interest income	8,067	9,270	17,765	91.6%
Net Income	3,939	5,269	11,019	109.2%
Diluted EPS	0.46	0.47	0.89	89.4%
Total assets	883,373	1,207,477	1,868,185	54.7%
Gross loans	666,652	994,592	1,522,401	53.1%
Deposits	646,262	923,725	1,408,918	52.5%
Net interest margin	3.81%	3.87%	3.49%	(38) Bps
ROAA	0.58%	0.51%	0.71%	20 Bps
ROAE	5.77%	5.06%	8.45%	339 Bps

** 2006 compared to 2007

Expansion of Non-Bank Activities to Enhance Revenue Stream is a Strategic Priority

- Insurance:
  - Revenues increased 81.9% for 2007 vs. 2006, up $2.4 million
  - Plan to acquire additional agencies
- Mortgage Banking:
  - Gateway Mortgage began operations in 2Q 2006
  - Mortgage revenues up $1.45 million year over year
  - Expanding in current high-growth markets and entering new markets (such as Richmond)
- Brokerage: Profitable and growing steadily
- Title Company: Acquired in Feb. 2007

Noninterest Income:* Increasingly Diverse



4-Yr CAGR = 41.5%
($000)
$15,000
$12,000
$9,000
$6,000
$3,000
$0
2003
2004
2005
2006
2007
Other*
BOLI
Service Charges
Brokerage
Mortgage Ops
Insurance

* Excludes impact of economic hedge

Profitability Improves as Branches Mature


Net Income ($000)
$12,000
$9,000
$6,000
$3,000
$0
$627
$1,200
$2,010
$3,939
$5,269
$11,019
2002
2003
2004
2005
2006
2007

	2002	2003	2004	2005	2006	2007
Mature Branches:	4	4	5	10	16	25
Total Branches:	7	10	16	18	24	33

Efficiency Is Improving with Economies of Scale & Sustained Revenue Growth



100%
80%
60%
40%
20%
0%
81.00%
77.95%
74.17%
75.80%
67.23%
2003
2004
2005
2006
2007

Gateway Financial Holdings, Inc.

Enhanced Shareholder Returns


ROAA
ROAE
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
15.00%
12.00%
9.00%
6.00%
3.00%
0.00%
4.93%
5.12%
5.77%
5.06%
8.45%
0.43%
0.49%
0.58%
0.51%
0.71%
2003
2004
2005
2006
2007

Consistent, Strong Net Income & EPS Growth



EPS
Net Income
$1.20
$0.90
$0.60
$0.30
$0.00
$20.0
$15.0
$10.0
$5.0
$0.0
$0.27
$0.34
$0.46
$0.47
$0.89
$0.85
$1.2
$2.0
$3.9
$5.3
$11.0
$13.0
2003
2004
2005
2006
2007
2008F**

Note: Exhausted net operating loss and began paying taxes in the first quarter of 2004

** Average of two analyst estimates

Gateway Financial Holdings, Inc.

2007 and Beyond

- Continue to expand banking offices in high growth markets
  - Wilmington
  - Raleigh
  - Richmond
  - Infill in other areas
- Receptive to opportunistic acquisitions of well-run banks in growth markets
- Non-bank subs becoming increasing important as buffer against margin compression
  - Primary focus: Acquisition of additional insurance agencies



Any Questions?

STIFEL NICOLAUS & CO.

Gateway Financial Holdings, Inc.